UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 5, 2007

AMISH NATURALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50662	98-0377768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8224 County Road 245, Holmesville, Ohio 44633
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (330) 279-2510

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.

Assets of Prima Pasta, Inc.

On November 16, 2007, we filed with the Securities and Exchange Commission (the “SEC”) a Form 8-K with regard to the acquisition of substantially all the assets of Prima Pasta, Inc. (“Prima Pasta”).  In the Form 8-K, we indicated that, to the extent required by Item 9.01, we would file financial statements relating to such acquisition by an amendment to the Form 8-K not later than December 19, 2007, which is the 71st day following the date the Form 8-K was required to be filed.

We have since determined that, based upon our audited financial statements as of September 30, 2007 and for designated periods then ended (the “2007 Audited Financials”) included in our Annual Report on Form 10-KSB filed with the SEC on December 18, 2007 (the “2007 10-KSB”), the net book value of Prima Pasta does not constitute a “significant amount of assets” as such term is defined in Instruction 4 to Item 2.01 of Form 8-K.  In addition, we have also determined, based on the 2007 Audited Financials, that this acquisition also does not meet any of the tests for “significance” set forth in Rule 3-05(b) of Regulation S-X.  As such, we are not required at this time to file Item 9.01 financial statements for this acquisition.

Assets of Schlabach Amish Wholesale Bakery, LLC

On November 16, 2007, we filed with the SEC a Form 8-K with regard to the acquisition of substantially all the assets of Schlabach Amish Wholesale Bakery, LLC (“Schlabach”).  In the Form 8-K, we indicated that, to the extent required by Item 9.01, we would file financial statements relating to such acquisition by an amendment to the Form 8-K not later than December 19, 2007, which is the 71st day following the date the Form 8-K was required to be filed.

We have since determined that, based upon 2007 Audited Financials included in our 2007 10-KSB, the net book value of Schlabach does not constitute a “significant amount of assets” as such term is defined in Instruction 4 to Item 2.01 of Form 8-K.  In addition, we have also determined, based on the 2007 Audited Financials, that this acquisition also does not meet any of the tests for “significance” set forth in Rule 3-05(b) of Regulation S-X.  As such, we are not required at this time to file Item 9.01 financial statements for this acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

As we state in Items 1.01 and 2.01 of this Report, (i) the net book value of either Prima Pasta or Schlabach does not constitute a “significant amount of assets” as such term is defined in Instruction 4 to Item 2.01 of Form 8-K, and (ii) neither the Prima Pasta acquisition nor the Schlabach acquisition meets any of the tests for “significance” set forth in Rule 3-05(b) of Regulation S-X.  Accordingly, we are not required at this time to file Item 9.01 financial statements for these acquisitions.

(b) Pro forma financial information.

As we state in Items 1.01 and 2.01 of this Report, (i) the net book value of either Prima Pasta or Schlabach does not constitute a “significant amount of assets” as such term is defined in Instruction 4 to Item 2.01 of Form 8-K, and (ii) neither the Prima Pasta acquisition nor the Schlabach acquisition meets any of the tests for “significance” set forth in Rule 3-05(b) of Regulation S-X.  Accordingly, we are not required at this time to file Item 9.01 pro forma financial statements for these acquisitions.

(c) NA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMISH NATURALS, INC.

Date: December 18, 2007	By:	/s/ David C. Skinner, Sr.
David C. Skinner, Sr.
President and Chief Executive Officer